DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
COHEN & STEERS                through a combination of current income and the
REALTY MAJORSSM               potential for capital appreciation by investing
PORTFOLIO                     for approximately three years in a diversified
(A UNIT INVESTMENT            portfolio of publicly traded equity real estate
TRUST)                        investment trusts ('REITs').
------------------------------The REITs included in the Portfolio were selected
-- NO SALES CHARGE DURING     as among the leaders in various sectors of the
   INITIAL OFFERING PERIOD    REIT industry.
-- PROFESSIONAL SELECTION     The value of units will fluctuate with the value
-- MONTHLY INCOME             of the REITs in the Portfolio and there is no
-- DIVERSIFICATION            assurance that dividends will be paid or that the
-- REINVESTMENT OPTION        REITs, and therefore the units, will appreciate in
                              value.
                              Due to potential withholding and tax return filing requirements, the Portfolio may not be suitable for foreign investors.
                              Minimum purchase in individual transactions: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-323-1508.
Merrill Lynch,                 Prospectus dated April 23, 1998.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The Portfolio contains 27 equity REITs selected by the Sponsor with research provided by a professional REIT Consultant, Cohen & Steers Capital Management, Inc. In the opinion of the Sponsor these REITs are among the leading companies in the various sectors of the REIT industry. Investing in the Portfolio, rather than in only one or two of the underlying REITs, is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry. (See Portfolio Description--Portfolio Selection in Part B.)

Shares of the REITs to be acquired after the initial deposit reflected under Defined Portfolio will generally be purchased from the Sponsor in transactions in which the Sponsor will act as sole underwriter in public distributions or as placement agent in private placements, although the Sponsor may also acquire shares for deposit in the secondary market (see Portfolio Description--Portfolio Acquisition in Part B).

TYPES OF REITS

The Portfolio contains REITs in the following real estate sectors:


                                               APPROXIMATE
                                          PORTFOLIO PERCENTAGE
/ / Office                                         24%
/ / Retail                                         20%
/ / Apartment                                      16%
/ / Office/Industrial                              13%
/ / Industrial                                     8%
/ / Health Care                                    6%
/ / Storage                                        5%
/ / Diversified                                    5%
/ / Manufactured Home                              3%


----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                 $1,000.00

The Public Offering Price as of April 22, 1998, the business day prior to the initial date of deposit, is based on the aggregate value of the underlying securities ($362,634.00) and any cash held to purchase securities, divided by the number of units outstanding (362,634) times 1,000. The Public Offering Price on any subsequent date will vary and will include a sales charge after the initial offering period. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

NO SALES CHARGE DURING INITIAL OFFERING PERIOD

There is no sales charge paid by investors who buy Units during the initial offering period. It is expected that the initial offering period will end on April 27, 1998. Investors who buy Units after the initial offering period will pay a maximum up-front sales charge of 3.50% (see How To Buy Units in part
B).

MONTHLY INCOME DISTRIBUTIONS

The Portfolio pays monthly income. Monthly distributions of dividends are payable on the 25th of the month beginning June 25, 1998 to holders of record on the 10th day of the month.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of $250.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio at no sales charge. Reinvesting helps to compound your income for a greater total return.

TAXES

In the opinion of counsel, you will be considered to have received all dividends when those dividends are received by the Portfolio, even though a portion of the dividend payments may be used to pay expenses of the Portfolio and regardless of whether you reinvest your dividends in the Portfolio. Noncorporate investors may be entitled to the new 20% maximum federal tax rate for capital gains derived from the Portfolio. The dividends-received deduction will not be available to corporate investors.

Because of withholding tax requirements and the possibility that a foreign investor will be required to file a U.S. federal income tax return pursuant to the Foreign Investors in Real Property Tax Act of 1980, the Portfolio may not be appropriate for foreign investors. (See Taxes in Part B.)

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based upon the amount paid to you (net of the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the charge for organizational expenses.

TERMINATION DATE

The Portfolio will terminate by May 29, 2001. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.

SPONSOR'S PROFIT OR LOSS

The Sponsor's profit from the Portfolio will include fluctuations in the Public Offering Price or secondary market price of units (including applicable sales charges), a loss of $594.35 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Miscellaneous--Underwriters' and Sponsor's Profits in Part B).

The Sponsor will act as sole underwriter in public distributions of approximately 87% of the REITs to be acquired for the Portfolio. Additionally, the Sponsor will act as initial purchaser in connection with private placements from which 13% of the REITs in the Portfolio will be acquired.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

The Portfolio is considered to be 'concentrated' in the real estate industry and is subject to certain risks associated with ownership of real estate generally and the value of REITs in particular. The REIT market has undergone considerable growth and change in recent years with the transformation from private to public ownership of real estate. Significant developments affecting REITs, which are generally disclosed in periodic reports filed by the REITs under the federal securities laws, are expected to continue (see Risk Factors in Part B).

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the real estate industry, general economic conditions, movements in stock prices generally and other factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained. Additionally, equity markets have been at historically high levels and there can be no assurance that these levels will continue. Therefore, there is no guarantee that the objective of the Portfolio will be achieved.

While all of the REITs in the Portfolio have registered offerings of common stock under the Securities Act of 1933, certain of the REIT shares deposited in the Portfolio may have been acquired in private placements. Although these REIT shares cannot be sold publicly by the Trustee without registration under the Securities Act, the Portfolio has registration and certain other rights with respect to these shares and the Sponsor believes that these shares could be sold at the public market price. (See Liquidity in Part B.)

Unlike a mutual fund, the Portfolio is not actively managed. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from the Portfolio. Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund
Cohen & Steers
Realty MajorsSM Portfolio
Defined Asset Funds                                               April 23, 1998


                                                  PERCENTAGE         PRICE PER            COST          CURRENT
                                      TICKER     OF PORTFOLIO        SHARE TO              TO          DIVIDEND
NAME OF ISSUER                        SYMBOL          (1)            PORTFOLIO       PORTFOLIO (2)     YIELD (3)
-----------------------------------------------------------------------------------------------------------------

1. Arden Realty, Inc.                   ARI             3.68%     $       28.1250    $    13,331.25        5.97%
2. Bay Apartment Communities, Inc.      BYA             2.57              37.3750          9,306.38        4.49
3. CarrAmerica Realty Corporation       CRE             3.67              29.7500         13,298.25        6.22
4. Crescent Real Estate Equities
     Company                            CEI             4.76              33.8125         17,278.19        4.50
5. Developers Diversified Realty
     Corporation                        DDR             2.57              39.8750          9,330.75        6.57
6. Duke Realty Investments, Inc.        DRE             3.66              24.3125         13,274.00        4.94
7. Equity Office Properties Trust       EOP             4.78              28.4375         17,346.88        4.50
8. Equity Residential Properties
     Trust                              EQR             4.77              49.4375         17,303.13        5.42
9. First Industrial Realty Trust,
     Inc.                               FR              3.66              33.0625         13,258.06        6.41
10. Health Care Property Investors,
     Inc.                               HCP             3.67              35.6875         13,311.44        7.29
11. Highwoods Properties, Inc.          HIW             3.67              33.6250         13,315.50        6.07
12. Kimco Realty Corporation            KIM             3.67              36.5000         13,322.50        5.26
13. Macerich Company                    MAC             2.57              27.7500          9,324.00        6.63


------------------------------------
(1) Based on Cost to Portfolio.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on April 22, 1998, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
(3) Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared on the Security and dividing the result by its market value as of the close of trading on April 22, 1998.
                      ------------------------------------

The securities listed above were acquired in the secondary market on April 22, 1998 and are represented entirely by contracts to purchase the securities. Additional securities to be deposited subsequently into the Portfolio are generally expected to be issued pursuant to underwriting or placement contracts to be entered into between each of the Issuers and the Sponsor acting as underwriter. In the event of a failure by an issuer to deliver securities under any contract, or in the event that an Issuer either does not enter into a contract with the Sponsor for the issuance of additional securities or fails to issue additional securities under a contract, the Sponsor may seek to acquire those securities in the secondary market or instead, may acquire proportionate amounts of the other securities in the Portfolio.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund
Cohen & Steers
Realty MajorsSM Portfolio (Continued)
Defined Asset Funds                                               April 23, 1998


                                                  PERCENTAGE         PRICE PER            COST           CURRENT
                                      TICKER     OF PORTFOLIO        SHARE TO              TO           DIVIDEND
NAME OF ISSUER                        SYMBOL          (1)            PORTFOLIO        PORTFOLIO (2)     YIELD (3)
------------------------------------------------------------------------------------------------------------------

14. Mack-Cali Realty Corporation        CLI             3.66%     $       37.1875   $       13,275.94       5.38%
15. Manufactured Home Communities,
     Inc.                               MHC             2.58              26.0625            9,356.44       5.56
16. Nationwide Health Properties,
     Inc.                               NHP             2.55              23.6250            9,237.38       7.11
17. Post Properties, Inc.               PPS             3.66              40.5000           13,284.00       6.42
18. Public Storage, Inc.                PSA             4.79              30.5000           17,354.50       2.89
19. Reckson Associates Realty
     Corporation                        RA              2.57              24.6875            9,331.88       5.06
20. Rouse Company                       RSE             3.68              31.0625           13,356.88       3.61
21. Security Capital Industrial
     Trust                              SCN             4.73              24.9375           17,157.00       4.57
22. Security Capital Pacific Trust      PTR             4.77              22.5625           17,282.88       6.03
23. Simon DeBartolo Group, Inc.         SPG             4.77              32.4375           17,289.19       6.23
24. Spieker Properties, Inc.            SPK             4.72              40.3750           17,119.00       5.65
25. Taubman Centers, Inc.               TCO             2.50              13.0625            9,065.38       7.20
26. TriNet Corporate Realty Trust,
     Inc.                               TRI             2.55              35.9375            9,235.94       7.12
27. Vornado Realty Trust                VNO             4.77              41.0625           17,287.26       3.90
                                                ---------------                     -----------------
                                                      100.00%                       $      362,634.00
                                                ---------------                     -----------------
                                                ---------------                     -----------------


Approximately 13% of the REITs in the Portfolio are expected to be restricted securities within the meaning of the Securities Act. Restricted securities are subject to limitations on resale and other restrictions under the securities laws. The Portfolio will not acquire any restricted securities unless it simultaneously obtains registration rights or other comparable rights that the Sponsor believes will enable the Portfolio to sell these securities at the public market price for the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio, or as an adviser to one or more of the issuers of the securities in this Portfolio, during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

NO SALES CHARGE DURING INITIAL OFFERING PERIOD

There is no sales charge during the initial offering period, which is expected to end on April 27, 1998. Subsequent to the initial offering period investors will pay a 3.50% sales charge subject to reduction for quantity purchases (see How To Buy Units in Part B).

Although the Portfolio is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay. It assumes a $1,000 investment.


                                           As a %
                                        of Public        Amount per
                                     Offering Price     1,000 Units
                                     ---------------  --------------
Maximum Sales Charge During Initial
  Offering Period                            None              None
Maximum Sales Charge After the
  Initial Offering Period                    3.50%     $      35.00
Maximum Sales Charge Imposed on
  Reinvested Dividends                       None              None


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                        As a % of        Amount per
                                       Net Assets       1,000 Units
                                    -----------------  --------------
Trustee's Fee                                .069%       $     0.69
Maximum Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                       .045%       $     0.45
REIT Consultant's Fee                        .200%       $     2.00
Organizational Expenses                      .022%       $     0.22
Other Operating Expenses                     .012%       $     0.12
                                    -----------------  --------------
TOTAL                                        .348%       $     3.48


Investors will bear all or a portion of the Portfolio's organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states, and the initial audit of the Portfolio--as is common for mutual funds. Unlike a mutual fund, the Sponsor receives no management fee. The total annual fees may be greater for this Portfolio than for other equity funds of the Sponsor because most other funds do not pay consultants for ongoing research.

The Sponsor believes that the research arrangement with the REIT Consultant (which is not affiliated with the Sponsor) is desirable in the present circumstances due to the complexity of the REIT industry and the REIT Consultant's expertise in providing equity research on individual REITs and the REIT industry in general.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:
Investors Purchasing During the Initial Offering Period


 1 Year     2 Years    3 Years
   $4         $7         $11


Investors Purchasing After the Initial Offering Period


 1 Year     2 Years    3 Years
   $39        $42        $46


The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds.

Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of April 22, 1998 was $1,000.00 per 1,000 units. After the initial offering period, the repurchase and cash redemption prices for units may be reduced to reflect the estimated costs of liquidating securities to meet the redemption, currently estimated at $1.68 per 1,000 units.

REDEMPTION IN KIND

Subject to applicable legal restrictions, you may request redemption in kind from the Trustee if you are redeeming units representing Securities with a value of at least $1 million (see How To Redeem or Sell Units--Redeeming Units in Part
B).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders of Equity Investor Fund, Cohen & Steers Realty MajorsSM Portfolio, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the defined portfolio included in the prospectus of the Portfolio as of April 23, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of April 23, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
April 23, 1998

                  STATEMENT OF CONDITION AS OF APRIL 23, 1998

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         362,634.00
Organizational Costs(2)..................................          220,000.00
                                                         --------------------
           Total.........................................$         582,634.00
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
  Accrued Liability(2)...................................$         220,000.00
                                                         --------------------
Interest of Holders of 362,634 Units of fractional
  undivided interest outstanding (3):
  Cost to investors(4)...................................$         362,634.00
                                                         --------------------
           Total.........................................$         582,634.00
                                                         --------------------
                                                         --------------------


---------------
           (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on April 22, 1998. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $363,228.35 and deposited with the Trustee. The amount of the letter of credit includes $362,634.00 for the purchase of securities.
           (2) This represents a portion of the Portfolio's organizational costs, which will be deferred and amortized over the life of the Portfolio. Organizational costs have been estimated based on projected total assets of $1 billion. To the extent the Portfolio is larger or smaller, amounts may vary.
           (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent day will vary.
           (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on April 22, 1998.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      EQUITY INVESTOR FUND COHEN & STEERS
                           REALTY MAJORSSM PORTFOLIO

          FURTHER INFORMATION REGARDING THE PORTFOLIO MAY BE OBTAINED WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     INDEX
                                                 PAGE
                                                -----
     PORTFOLIO DESCRIPTION......................    1
     RISK FACTORS...............................    2
     HOW TO BUY UNITS...........................    5
     HOW TO REDEEM OR SELL UNITS................    5
     INCOME, DISTRIBUTIONS AND REINVESTMENT.....    7
     PORTFOLIO EXPENSES.........................    7
     TAXES......................................    8
     RECORDS AND REPORTS........................   10
     TRUST INDENTURE............................   11
     MISCELLANEOUS..............................   11
     EXCHANGE OPTION............................   13
     SUPPLEMENTAL INFORMATION...................   13

PORTFOLIO DESCRIPTION

PORTFOLIO SELECTION

     All of the REITs in the Portfolio were chosen from a list of REITs provided to the Sponsor by the REIT Consultant, Cohen & Steers. In selecting those REITs it identified as among leading companies in the industry, the REIT Consultant considered the following factors, among others: (i) market capitalization, (ii) debt to equity ratios, (iii) trading volume and (iv) long-term prospects in light of the three-year term of the Portfolio. The REIT consultant also evaluated the REITs for potential growth in funds from operations and dividends and for leadership across multiple markets. The Sponsor considered the following factors, among others, when selecting the REITs from the recommended list: (i) liquidity, (ii) yield, (iii) diversification of the Portfolio by REIT type (e.g., retail, office, apartment, office/industrial, industrial, health care, diversified, manufactured home and net lease) and geographic location to provide both regional expertise and national exposure and (iv) availability of REIT shares to the Sponsor.

     The REIT Consultant, Cohen & Steers, is based in New York City. Cohen & Steers is a registered investment adviser, organized in 1986, managing $5.8 billion in assets at December 31, 1997, invested almost exclusively in publicly traded real estate securities. It has extensive investment experience, substantial research capabilities and strong trading relationships in the real estate industry. Clients include corporate and public pension plans, endowment funds and investment companies.

     In addition to providing the initial list of recommended REITs to the Sponsor, the REIT Consultant will periodically provide the Sponsor with research on individual REITs and the REIT market in general to assist the Sponsor in supervising the Portfolio (see Portfolio Supervision below).

     The Portfolio may be an appropriate medium for investors who desire to participate in a portfolio of REITs with greater variety than they might be able to acquire individually. While REIT prices have had a low correlation with price movements in common stocks generally (and therefore can help to diversify an investment portfolio), because of substantial past price fluctuations in REITs, an investment in the Portfolio should not be considered a complete investment program.

     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. During the 90-day period following the initial date of deposit the Sponsor may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Securities subsequent to the 90 day period must generally replicate exactly the proportionate relationship among the number of shares of each Security at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize these effects, the Portfolio will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO ACQUISITION

     All shares of the REITs (other than shares reflected under Defined Portfolio in Part A) to be deposited in the Portfolio are expected to be purchased from the Sponsor in transactions in which the Sponsor will act either as sole underwriter of the REITs in public distributions or as placement agent in private placements. These transactions will be effected with the Sponsor at prices below the current market value of the REITs due to various factors, including the size of the purchase, expectation of holding period and cost of issuance. All of the REITs will be deposited in the Portfolio based upon their market value as of the dates of deposit. As a result of the Sponsor's ability to purchase the REITs below market value, the Sponsor will offer Units with no sales charge during the initial offering period. By virtue of buying stocks at below market prices, the Sponsor will realize a profit on the deposit of the REITs to the Portfolio in an amount of up to 5.25% of the market value of these stocks. The Sponsor may also create Units by depositing REITs acquired in the secondary market on the applicable national stock exchanges.

PORTFOLIO SUPERVISION

     The Portfolio follows a buy and hold investment strategy that buys stocks and generally holds them for three years, in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Portfolio is regularly reviewed, the Portfolio is unlikely to sell any of the Securities other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause the Portfolio to dispose of a Security or cease buying it.

RISK FACTORS

     An investment in the Portfolio entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens and the risk that holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in

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general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Portfolio will be effective in achieving its objective. The Portfolio is not designed to be a complete investment program.

     The Portfolio is concentrated in real estate investment trusts. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

REAL ESTATE INVESTMENT TRUSTS

     Real estate is a traditional investment. REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing and offer a convenient and cost effective way to diversify your portfolio with real estate investments. They generally have interests in income-producing real estate. Equity REITs such as those in the Portfolio emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and health care facilities. The majority of the REITs in the Portfolio are not highly leveraged and generate most of their income from rents on established properties. Their properties are geographically diversified around the country. While past experience is no guarantee of the future, REITs historically have distributed high levels of income through various economic and market cycles. REITs have grown significantly in recent years and have been a stablizing force in the U.S. real estate market. The Sponsor believes that selected REITs offer an attractive opportunity over the next three years.

     Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors, general and local economic conditions, decline in real estate values, the financial health of tenants, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction, changes in neighborhood values, and the unavailability of construction financing or mortgage loans at rates acceptable to developers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Investors should also be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation and the market's perception of the REIT industry generally.

     Certain REITs in the Portfolio may be structured as UPREITs. This form of REIT owns an interest in a partnership that owns real estate, which can result in a potential conflict of interest between shareholders who may want to sell an asset and partnership interest holders who would be subject to tax liability if the REIT sells the property. In some cases, REITS have entered into 'no sell' agreements, which are designed to avoid a taxable event to the holders of partnership units by preventing the REIT from selling the property. This kind of arrangement could mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Since 'no sell' agreements are often undisclosed, the Sponsor is unable to state whether any of the REITS in the Portfolio have entered into this kind of arrangement.

     REIT Taxation. Each of the REITs in which the Portfolio invests will generally state its intention to operate in such manner as to qualify for taxation as a 'real estate investment trust' under Sections 850-860 of the Internal Revenue Code of 1986, as amended, although no assurance can be given that each REIT will at all times so qualify. So long as an issuer qualifies as a REIT, it will, in general, be subject to Federal income tax only on income that is not distributed to stockholders. In order to qualify as a REIT for any taxable year, a REIT must, among other things, hold at least 75% of its assets in real estate, cash items and government securities; derive at least 75% of its gross income from rents, interest on mortgages, gain from disposition of real property that is not inventory, distributions from other REITs, and certain other types of real estate related income; and distribute to its stockholders an amount at least equal to 95% of its taxable income. Failure to qualify for taxation as a REIT in any taxable year will subject an issuer to tax on its taxable income at regular corporate rates. Unless entitled to relief under specific statutory provisions, the issuer would not qualify for taxation as a REIT for the next four taxable years after failing to qualify in any year. Each REIT may also be subject to state, local or other taxation in various state, local or other jurisdictions.

LIQUIDITY

     Approximately 13% of the value of the Portfolio may consist of Securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Portfolio will obtain registration rights and certain other rights in connection with the acquisition of restricted securities. The Sponsor believes these rights will enable the Portfolio to sell these Securities at the public market price for the Securities. To the extent the registration rights are not honored, the Sponsor believes that should a sale of the Securities be necessary to meet redemption of Units, the Trustee would be able to consummate a sale with institutional investors.

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Portfolio may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Portfolio will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Portfolio, although pending litigation may have a material adverse effect on the value of Securities in the Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Since REITs are not subject to federal income tax at the REIT level as long as they distribute at least 95% of their income to shareholders, legislative proposals are made from time to time which would subject REITs to Federal income tax. While no legislative proposals affecting the taxation of the REIT industry generally are currently pending, any change in the tax treatment of REITs may have a negative impact on the companies represented in the Portfolio. There can be no assurance that future legislation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals.

LIFE OF THE PORTFOLIO; TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsor once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsor to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from the Sponsor and other broker-dealers at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     During the initial offering period, which is expected to end on April 27, 1998, Units will be sold with no sales charge. After the initial offering period, Units will be charged an up-front sales charge of 3.50% of the Public Offering Price (3.627% of the net amount invested in the Securities). Sales initially will be made to dealers at prices which represent a concession of 2.75% of the Public Offering Price. In addition, dealers and other selling agents who meet minimum sales volume thresholds may receive additional concessions. The Sponsor reserves the right to change the amount of the concession from time to time. The Sponsor has adopted a policy whereby concessions paid to dealers will be withheld or reversed if Units are tendered for redemption or sold within 90 days of the Initial Date of Deposit.

     Employees of the Sponsor and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units after the initial offering period at a reduced sales charge of not less than $5.00 per 1,000 Units.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsor nor the Trustee guarantee the enforceability, marketability or price of any Securities.

     Approximately 13% of the REITs in the Portfolio will be restricted securities within the meaning of the Securities Act. Restricted securities are subject to limitations on resale and other restrictions under the securiites laws and are therefore usually sold at a discount from the public market price. The Portfolio will obtain registration rights and certain other rights in connection with the acquisition of restricted securities. Because the Sponsor believes that these rights will enable the Portfolio to sell these securities at the public market price for the securities, these securities will be evaluated at the public market price.

NO CERTIFICATES

     All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsor has maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

     You can always redeem your Units at any time for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Portfolio assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Portfolio liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Portfolio of liquidating Securities to pay the redemption price.

     As long as the Sponsor is maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsor for net asset value. If the Sponsor is not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Portfolio's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor based on market and credit factors determined to be in the best interest of the Portfolio. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Portfolio. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Description--Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

     Any investor owning Units representing Securities with a value of at least $1 million may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. The availability of the in-kind redemption option is subject to all applicable legal restrictions, and the in-kind redemption option may be terminated by the Sponsor at any time upon prior notice to investors. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSOR'S SECONDARY MARKET FOR UNITS

     The Sponsor, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as it is maintaining a secondary market for Units. After the initial offering period, the repurchase and cash redemption prices for Units may be reduced to reflect the estimated costs of liquidating Securities to meet the redemption. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsor may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsor may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsor maintains a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The annual income per Unit, after deducting estimated annual Portfolio expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly distributions of dividend income net of estimated expenses. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Portfolio. Funds held by the Trustee in the various accounts do not bear interest. Subject to the Reinvestment plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account after deducting estimated expenses. There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. The distributable balance in the Capital Account per Unit (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day, provided that no distribution from the Capital Account is required unless the distributable balance therein (excluding capital gains) is at least $5.00 per 1,000 Units.

REINVESTMENT

     Income and principal distributions on Units may be reinvested by participating in the Portfolio's Reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment plan will be made without sales charge at the net asset value for Units. Under the Reinvestment plan, the Portfolio will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Portfolio at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsor reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

PORTFOLIO EXPENSES

INITIAL EXPENSES

     The fee to be paid to the REIT Consultant, Cohen & Steers, in connection with the use of its research in the selection of the initial REITs for the Portfolio, will be paid by the Sponsor at no charge to the Portfolio. All or a portion of certain other expenses incurred in establishing the Portfolio, including the cost of the initial preparation of documents relating to the Portfolio, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and other out-of-pocket expenses will be paid by the Portfolio and amortized over the life of the Portfolio. Advertising and selling expenses will be paid by the Sponsor at no charge to the Portfolio.

FEES

     Estimated annual Portfolio expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Portfolio. The annual fee paid by the Portfolio to the REIT Consultant, which includes a fee to cover the license by Cohen & Steers to the Sponsor of the use of the service mark 'Cohen & Steers Realty MajorsSM,' and a fee for performing ongoing research on the REITs in the Portfolio and the REIT industry generally, shall be the amount set forth in Part A of the Prospectus, based on average daily net assets. The Trustee also benefits when it holds cash for the Portfolio in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Portfolio and other legal fees and expenses, termination expenses and any governmental charges. The

Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsor receives an annual fee currently estimated at $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services. While the fee may exceed their costs of providing these services to the Portfolio, the total supervision fees from all Series of Equity Investor Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsor may also be reimbursed for its costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

TAXES

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing law:

        The Portfolio is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each security in the Portfolio under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Portfolio, regardless of whether such dividends are used to pay a portion of Portfolio expenses or whether they are automatically reinvested (see Reinvestment).

        Distributions by a REIT to the Portfolio that are made out of the REIT's earnings and profits will be taxable as ordinary income to investors except to the extent that the REIT designates any distribution as a capital gain dividend. The portion of any REIT distribution that is designated as a capital gain dividend will be taxable to an investor as long-term capital gain, regardless of the time the investor has held his Units. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a REIT to designate its dividends, subject to certain limitations, as 20%, 25% or 28% gain distributions, which individual investors would be entitled to treat as long-term capital gains subject to tax at the maximum rates of 20%, 25% or 28%, respectively. The Trustee will provide information in this regard to investors, who should consult their tax advisers concerning these matters. To the extent that any REIT distribution exceeds the REIT's earnings and profits, the distribution will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distribution exceeds his basis, will be treated as gain from the disposition of the relevant REIT stock. Amounts considered to have been received by a corporate investor from a REIT will not qualify for the dividends-received deduction.

        An individual investor who itemizes deductions will be entitled to deduct his pro rata share of current Portfolio expenses only to the extent that this amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income. The Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Portfolio expenses).

        The investor's basis in his Units will equal the cost of his Units, including any sales charge. The proceeds received by an investor upon the termination of the Portfolio or the redemption of the Units will reflect a charge for organizational expenses. The annual statement and the relevant tax reporting forms received by investors will be based upon the amounts paid to them, net of the charge for organizational expenses. Accordingly, investors should not increase their basis in their Units by any amount used to pay organizational expenses.

        An investor will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise) or when the Trustee disposes of any securities from the Portfolio. An investor will generally not recognize gain or loss upon the distribution of a pro rata amount of each of the securities by the Trustee to an investor (or to his agent) in redemption of Units, except to the extent of cash received in lieu of fractional shares. The redeeming investor's basis for such securities will be equal to his basis for the same securities (previously represented by his Units) prior to such redemption, and his holding period for such securities will include the period during which he held his Units.

        Net capital gain (the excess of net long-term capital gains over net short-term capital losses) may be taxed at lower rates than ordinary income for certain individual and other noncorporate taxpayers. The lower net capital gain tax rates will therefore be unavailable for capital gains from the dispositions of Units or securities from the Portfolio to those noncorporate investors who, as of the date of the relevant disposition, have held their Units for less than a year and a day. Noncorporate investors who have held their Units for more than 18 months as of the date of the relevant disposition may be entitled to the new 20% maximum federal tax rate. In general, capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. If an investor has held his Units for six months or less at the time of his disposition of Units or of the disposition of a REIT stock from the Portfolio, any capital loss in respect of the REIT stock will be long-term capital loss to the extent of any capital gains dividends previously distributed to the investor in respect of the REIT stock, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital losses is subject to limitations. Investors should consult their tax advisers in this regard.

        Under the income tax laws of the State and City of New York, the Portfolio is not an association taxable as a corporation and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

        The foregoing discussion summarizes only certain U.S. federal and New York State and City income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

        Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to a 30% withholding tax (or lower applicable treaty rate) on the portion of any distribution that constitutes ordinary income. In general, under the Foreign Investors in Real Property Tax Act of 1980 ('FIRPTA'), foreign investors will be subect to a 35% withholding tax on the portion of any distribution that is designated as a capital gain dividend. A foreign investor will also be required to file a U.S. tax return in respect of capital gain dividends and to pay U.S. income tax on capital gain dividends (against which the 35% withholding tax may be credited). Subject to treaty exemptions, capital gain dividends paid to corporate investors may also be subject to a 30% branch profits tax. The portion of any distribution that constitutes a return of capital will not be subject to U.S. income or withholding tax. Because the Trustee may not have sufficient information to determine at the time of the receipt of a distribution the portions of that distribution that will constitute ordinary income, capital gain and return of capital, it is likely that the Trustee will withhold more than the amount of tax actually due. Foreign investors may seek a refund from the Internal Revenue Service of any excess withholding tax. Foreign investors generally should not be subject to withholding tax under FIRPTA with respect to gain from the sale or redemption of Units or from the Portfolio's sale of securities.

        In view of the withholding tax and return filing requirements described above, the Portfolio may not be a appropriate investment for foreign investors. Investors should consult their tax advisers with respect to the U.S. federal income tax consequences of ownerhip of Units, including any possible entitlement to refunds, credits or reduced tax rates under any applicable tax treaty.

                                   *  *  *  *

     The Trustee will furnish to each investor an annual statement containing information relating to the distributions received by the Portfolio on the Securities, the cash proceeds received by the Portfolio from the disposition of any Security (resulting from redemption or the sale by the Portfolio of any Security), and the fees and expenses paid by the Portfolio. The Sponsor will also furnish annual information returns to each investor and to the Internal Revenue Service. The Portfolio may receive information from the REITs as to the tax status of distributions after it has furnished information to investors. In this case, the Sponsor will furnish any amended information to investors as promptly as is practicable.

RETIREMENT PLANS

     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Portfolio may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Portfolio. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income thresholds will gradually be increased by the year 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Porfolio.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Portfolio, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. The Trustee sends each investor of record an annual report summarizing transactions in the Portfolio's accounts including amounts distributed from them during the year, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding and stating the Redemption Price per 1,000 Units at year end, and the fees and expenses paid by the Portfolio, among other matters. Portfolio accounts will be audited at least annually by independent accountants selected by the Sponsor and the report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture between the Sponsor and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsor and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsor). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Portfolio without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsor. It may be removed by investors holding 51% of the Units at any time or by the Sponsor without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsor determines in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     If the Sponsor fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Portfolio or continue to act as Trustee without a Sponsor.

     The Sponsor and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of the Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSOR

     The Sponsor is a wholly-owned subsidiary of Merrill Lynch Co. Inc. The Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts and as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as a member of various selling groups or as agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as broker or dealer in securities.

CODE OF ETHICS

     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Defined Asset Fund and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to Defined Asset Funds.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed by Merrill Lynch as sole Sponsor and Underwriter directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers (some of whom may be named on the cover of this Prospectus) who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the amounts referred to above. The Sponsor intends to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsor does not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSOR'S PROFITS

     Upon a sale of Units after the initial offering period, the Underwriters will be entitled to receive sales charges; each Underwriter's interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsor also realizes a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Portfolio (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsor plus commissions payable by the Sponsor. In addition, the Sponsor or an Underwriter may realize profits or sustain losses on Securities it deposits in the Portfolio which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units and the prices at which it resells these Units (which include the sales charge) or the prices at which it redeems the Units. Cash, if any, made available by buyers of Units to the Sponsor prior to a settlement date for the purchase of Units may be used in the Sponsor's business to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor. The Sponsor has adopted an internal policy whereby concessions or agency commissions paid to dealers or other selling agents or an allocation of sales credit to a financial consultant may be withheld or reversed if Units are sold or redeemed within 90 days of the effective date of the Portfolio.

PERFORMANCE INFORMATION

     Information on the performance of the Portfolio for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Portfolio performance may be compared to the performance of the National Association of Real Estate Investment Trusts Index, Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Securities may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Securities involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for investors who prefer to seek long-term profits by purchasing and holding investments, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     Five months after the close of the initial offering period you may be able to exchange Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any of the remaining deferred sales charges, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsor is maintaining a market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsor is not obligated to maintain a market in any series, there can be no assurance that units of a desired series can be exchanged. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Portfolio, which has been filed with the SEC. The supplemental information includes more detailed disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Portfolio.

                                                  DEFINED
                             ASSET FUNDSSM


SPONSOR:                           EQUITY INVESTOR FUND
Merrill Lynch,                     COHEN & STEERS
Pierce, Fenner & Smith IncorporatedREALTY MAJORSSM PORTFOLIO
Defined Asset Funds
P.O. Box 9051                      This Prospectus does not contain all of the
Princeton, NJ 08543-9051           information with respect to the investment
(609) 282-8500                     company set forth in its registration
TRUSTEE:                           statement and exhibits relating thereto which
The Chase Manhattan Bank           have been filed with the Securities and
Customer Service Retail Department Exchange Commission, Washington, D.C. under
Bowling Green Station              the Securities Act of 1933 and the Investment
P.O. Box 5187                      Company Act of 1940, and to which reference
New York, NY 10274-5187            is hereby made.
1-800-323-1508                     ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   exhibits relating thereto; and any
                                   information or representation not contained
                                   therein must not be relied upon as having
                                   been authorized.
                                   ------------------------------
                                   When Units of this Portfolio are no longer available this Prospectus may be used as a preliminary prospectus for a future series, and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      70061--4/98